                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential for Use of the Commision
                                         only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement       [ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             WESTERN SIERRA BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

                                  May 21, 2001



Dear Shareholders:

You are cordially invited to attend Western Sierra Bancorp's Annual Meeting of Shareholders which will be held at Cameron Park Country Club, 3201 Royal Drive, Cameron Park, California, on Thursday, June 21, 2001, at 5:30 p.m.

At the Meeting, shareholders will be asked to (i) approve an amendment to the bylaws of the Bancorp to reduce the range of the number of directors from 11 to 21 directors to 8 to 15 directors, (ii) elect directors for the ensuing year and
(iii) approve an amendment to the stock option plans and to certain stock options of existing directors to extend the period from 90 days to 3 years that a director may exercise his or her option after ceasing to be a director. Information regarding the nominees for election of directors and the other proposals is set forth in the accompanying Proxy Statement.

It is important that your shares be represented at the Meeting, whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the enclosed envelope. If you do attend the Meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote "FOR" the approval of the bylaw amendment to change the range of directors, the election of all of the nominees named in the Proxy Statement and approval of the amendment to the stock option plan and existing director stock options to extend the period that a director has to exercise their stock options after ceasing to be a director.



                                            Charles W. Bacchi
                                            Chairman of the Board

                             WESTERN SIERRA BANCORP
                                3350 COUNTRY CLUB
                         CAMERON PARK, CALIFORNIA 95682

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 21, 2001


TO THE SHAREHOLDERS OF
WESTERN SIERRA BANCORP:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Western Sierra Bancorp (the "Bancorp") will be held at the Cameron Park Country Club, 3201 Royal Drive, Cameron Park, California, on Thursday June 21, 2001 at 5:30 p.m. for the purpose of considering and voting upon the following matters:

1. AMENDMENT OF THE BYLAWS OF THE BANCORP. To approve an amendment of the bylaws of the Bancorp to reduce the range of directors from 11 to 21 directors to 8 to 15 directors.

2. ELECTION OF DIRECTORS. To elect 11 persons to serve as directors of the Bancorp until their successors are duly elected and qualified.

               Charles W. Bacchi         Alan J. Kleinert
               Barbara L. Cook           Thomas Manz
               Lary A. Davis             Harold S. Prescott, Jr.
               William J. Fisher         Osvaldo I. Scariot
               Gary D. Gall              Richard C. Seeba
               Howard Jahn

3. AMENDMENT TO THE 1997 AND 1999 BANCORP STOCK OPTION PLANS AND CERTAIN EXISTING DIRECTOR STOCK OPTIONS. To amend the 1999 and 1997 Western Sierra Bancorp Stock Option Plans and the stock options of certain existing directors to extend the period from 90 days to three years that a director may exercise his or her stock option after ceasing to be a director.

4. TRANSACTION OF OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

The board of directors has fixed the close of business on May 1, 2001 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

The Bylaws of the Bancorp set forth the following procedures for nominations to the board of directors:

         Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder;
         (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

                                           BY ORDER OF THE BOARD OF DIRECTORS



Dated: May 21, 2001                        Phil Wood, Secretary

WE URGE YOU TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSAL BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE BANCORP'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE BANCORP AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE ADEQUATE ACCOMMODATIONS.

                             WESTERN SIERRA BANCORP

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 21, 2001



                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2001 Annual Meeting of Shareholders (the "Meeting") of Western Sierra Bancorp (the "Bancorp") to be held on Thursday, June 21, 2001 at 5:30 p.m. at the Cameron Park County Club, 3201 Royal Drive, Cameron Park, California, and at any and all adjournments thereof.

It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to shareholders eligible to receive notice of, and to vote at, the Meeting on or about May 21, 2001.

REVOCABILITY OF PROXIES

A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Bancorp an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and voting in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the Proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" APPROVAL OF THE AMENDMENT OF THE BYLAWS TO REDUCE THE RANGE OF DIRECTORS, "FOR" ELECTION OF THE DIRECTORS NAMED HEREIN AND "FOR" THE AMENDMENT OF THE 1997 AND 1999 BANCORP STOCK OPTION PLANS AND CERTAIN STOCK OPTIONS AND IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

PERSONS MAKING THE SOLICITATION

This solicitation of Proxies is being made by the Bancorp's board of directors (the "Board"). The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Bancorp. It is contemplated that Proxies will be solicited principally through the use of the mail, but directors, officers and employees of the Bancorp may solicit Proxies personally or by telephone, without receiving special compensation therefor. In addition, the Bancorp may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if management determines it to be advisable.

                                VOTING SECURITIES

There were issued and outstanding 3,483,354 shares of the Bancorp's common stock ("Common Stock") on May 1, 2001, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock he or she held of record on the books of the Bancorp as of the Record Date. In connection with the election of directors, there is no cumulative voting. The effect of broker nonvotes is that such votes are not counted as being voted; however such votes are counted for purposes of determining a quorum. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.

                            SHAREHOLDINGS OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Management of the Bancorp knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent (5%) or more of the outstanding shares of Common Stock, except as set forth in the table below. The following table sets forth, as of March 1, 2001, the number and percentage of shares of Common Stock beneficially owned, directly or indirectly, by each of the Bancorp's directors, named executive officers and principal shareholders and by the directors and executive officers of the Bancorp as a group. The shares "beneficially owned" are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, principal shareholder or executive officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 1, 2001. Each person in the table, except as noted has sole voting and investment powers over the shares beneficially owned.


                                                  AMOUNT AND NATURE OF
     BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP           PERCENT OF CLASS
---------------------------                       --------------------           ----------------

DIRECTORS AND NAMED EXECUTIVE OFFICERS:
---------------------------------------
Charles W. Bacchi                                        11,171(1)                       *
Barbara L. Cook                                          10,509                          *
Lary A. Davis                                            23,030(2)                       *
Kirk Doyle                                               16,800                          *
William J. Fisher                                        13,188(3)                       *
Gary D. Gall                                            205,636(4)                     5.9%
Richard L. Golemon                                      160,837(5)                     4.7%
John H. Helms                                            40,225(6)                     1.2%
Howard A. Jahn                                           26,401(7)                       *
Alan J. Kleinert                                         49,789(8)                     1.4%
Thomas Manz                                              31,040(9)                       *
Harold S. Prescott, Jr.                                  72,563(10)                    2.1%
Darol B. Rasmussen                                       58,599(11)                    1.7%
Osvaldo I. Scariot                                      110,092(12)                    3.2%
Richard C. Seeba                                        180,571(13)                    5.2%
Howard "Bud" Van Lente                                   12,503(14)                    1.0%
Kirk Dowdell                                              8,394(15)                      *
Douglas Nordell                                           7,566(16)                      *
Lesa Fynes                                               10,083(17)                      *

All Directors and                                       781,456(18)                   21.9%
Executive Officers as a Group (21 in all)

----------------------

*        Less than 1%.

(1) Mr. Bacchi has shared voting and investment powers as to 8,966 of these shares. The amount includes 2,205 shares acquirable by exercise of stock options.

(2) Mr. Davis has shared voting and investment powers as to 15,374 of these shares. The amount includes 7,656 shares acquirable by exercise of stock options.

(3) Mr. Fisher has shared voting and investment powers as to 5,842 of these shares. The amount includes 7,346 shares acquirable by exercise of stock options.

(4) Mr. Gall has shared voting and investment powers as to a total of 136,893 of these shares in his capacity as a trustee for the Bancorp's ESOP and KSOP. The amount includes 52,443 shares acquirable by exercise of stock options.

(5) Mr. Golemon has shared voting and investment powers as to a total of 136,893 of these shares in his capacity as a trustee for the Bancorp's KSOP and ESOP. The amount includes 7,346 shares acquirable by exercise of stock options.

(6) Mr. Helms has shared voting and investment powers as to all of these shares.

(7) Mr. Jahn has shared voting and investment powers as to all of these shares.

(8) The amount includes 7,656 shares acquirable by exercise of stock options.

                  (Footnotes continued on the following page.)

(9) Mr. Manz has shared investment powers as to 15,280 of these shares. The amount includes 5,340 shares acquirable by exercise of stock options.

(10) Mr. Prescott has shared voting and investment powers as to all of these shares.

(11) Dr. Rasmussen has shared voting and investment powers as to 56,394 of these shares. The amount includes 2,205 shares acquirable by exercise of stock options.

(12) Mr. Scariot has shared voting and investment powers as to 107,887 of these shares. The amount includes 2,205 shares acquirable by exercise of stock options.

(13) Mr. Seeba has shared voting and investment powers as to 161,272 of these shares. Of the 161,272 shares, 136,893 shares are held by Mr. Seeba in his capacity as a trustee for the Bancorp's KSOP and ESOP. The amount includes 8,153 shares acquirable by exercise of stock options.

(14) Mr. Van Lente has shared voting and investment powers as to all of these shares.

(15) Mr. Dowdell has shared voting and investment powers as to 292 of these shares. The amount includes 7,441 shares acquirable by exercise of stock options.

(16) Mr. Nordell has shared voting and investment powers as to 4,952 of these shares. The amount includes 2,614 shares acquirable by exercise of stock options.

(17) The amount includes 9,674 shares acquirable by exercise of stock options.

(18) The amount includes 126,576 shares acquirable by exercise of stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Bancorp's directors and certain executive officers and persons who own more than ten percent of a registered class of the Bancorp's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulation to furnish the Bancorp with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons that no Forms 5 were required for those persons, the Bancorp believes that, during 2000 the Reporting Persons complied with all filing requirements applicable to them, except for one Form 4 inadvertently filed late by Mr. Van Lente, one Form 3 inadvertently filed late by Mr. Kleinert and one Form 3 inadvertently filed late by Mr. Wood.

                                   PROPOSAL 1:
                               AMENDMENT OF BYLAWS
                 TO DECREASE THE RANGE OF THE BOARD OF DIRECTORS

The Board of Directors of the Bancorp has approved an amendment to the bylaws of the Bancorp to decrease the range of the board of directors from a range of 11 to 21 directors to a range of 8 to 15 directors. The current bylaws provide for a range of 11 to 21 directors, and the Board of Directors of the Bancorp has decided to decrease the size of the Board of Directors. The amendment to the bylaws requires shareholder approval to become effective.

REQUIRED APPROVAL OF SHAREHOLDERS

The amendment of the Bancorp's bylaws to decrease the range of directors requires approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 1 FOR THE AMENDMENT OF THE BYLAWS OF THE BANCORP TO DECREASE THE RANGE OF DIRECTORS.

                                   PROPOSAL 2:
                              ELECTION OF DIRECTORS

The persons named below, all of whom are current members of the Board, will be nominated for election as directors at the Meeting to serve until the 2002 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes of the proxyholders will be cast in such a manner as to effect the election of all 11 nominees, as appropriate. The 11 nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

The following table sets forth, as of March 1, 2001, the names of, and certain information concerning, the eleven persons to be nominated by the Board for election as directors of the Bancorp.


                                               YEAR FIRST
            NAME AND TITLE                      APPOINTED               PRINCIPAL OCCUPATION
         OTHER THAN DIRECTOR           AGE       DIRECTOR             DURING THE PAST FIVE YEARS
-----------------------------------    ---     ------------     ---------------------------------------
Charles W. Bacchi                      57            1993       Partner in Bacchi Ranch, Lotus, California. General
Chairman of the Board                                           Manager and Partner, E Bar LLC, a cattle ranch.

Barbara L. Cook                        69            1993       Broker Associate with Coldwell Banker. Former
                                                                co-owner of Coker & Cook Real Estate, which was sold to
                                                                Coldwell Banker in 1998.

Lary A. Davis                          47            2000       President of Sonora Community Hospital.


                                               YEAR FIRST
            NAME AND TITLE                      APPOINTED               PRINCIPAL OCCUPATION
         OTHER THAN DIRECTOR           AGE       DIRECTOR             DURING THE PAST FIVE YEARS
-----------------------------------    ---     ------------     ---------------------------------------
William J. Fisher                      53            1993       President/Broker of Pacific States Development
                                                                Corporation, real estate development and marketing.
                                                                Mr. Fisher is also an attorney.

Gary D. Gall                           49            1993       President and Chief Executive Officer of the
President and                                                   Bancorp.  Formerly, President and Chief Executive
Chief Executive Officer,                                        Officer of Western Sierra National Bank. Mr. Gall
Co-Vice Chairman                                                has over 25 years of community banking experience.

Howard Jahn                            55            1999       Partner of Jackson Jahn Development. Formerly,
                                                                Senior Vice President of CB Commercial, a commercial real
                                                                estate brokerage firm.

Alan J. Kleinert                       56            2000       President of Kleinert & van Savoye Corporation
                                                                (investments), and owner and Operator of Cutler Segerstrom
                                                                Insurance Agency, and former Chairman of the Board of
                                                                Sentinel Community Bank.

Thomas Manz                            53            1999       Member of TMG Group LLC, ATM sales and placement;
                                                                and member of KMS LLC, real estate development.
                                                                Director of Pacific Coast Banker's Bank, and former
                                                                Chairman of the Board of Roseville 1st National Bank

Harold S. Prescott, Jr.                69            1983       Licensed civil engineer and Owner of Prescott
                                                                Engineering, Land Surveying & Civil Engineering.

Osvaldo I. Scariot                     74            1983       Retired in 1998. Former owner and operator of El
Secretary                                                       Dorado Disposal Service and Western El Dorado
                                                                Recovery System.

Richard C. Seeba                       62            1999       Chief Operating Officer of Bancorp and President and
Chief Operating Officer                                         CEO of Western Sierra National Bank. Formerly,
of Bancorp and                                                  President and Chief Executive Officer of Roseville
President & CEO of                                              1st National Bank.
Western Sierra National Bank

None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers of the Bancorp acting within their capacities as such. There are no family relationships between any of the directors of the Bancorp. No director or executive officer of the Bancorp serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

                                   PROPOSAL 3:
                         APPROVAL OF AN AMENDMENT TO THE
                      1997 AND 1999 WESTERN SIERRA BANCORP
                  STOCK OPTION PLANS AND CERTAIN STOCK OPTIONS

Currently the 1997 and 1999 Western Sierra Bancorp Stock Option Plans ("Plans") provide that upon cessation of a directorship, a director has 90 days to exercise his or her stock option or else the stock option expires after 90 days. It is proposed that the Plans be amended to allow retiring directors with stock options under the Plans to be able to exercise their stock for a period of 3 years from the date of cessation of directorship but not later that the original expiration date of the stock option. In addition, it is proposed that the (i) stock option agreements of Mr. Goleman for the stock options that was granted to him in November of 1996 to acquire 5,141 shares of Bancorp common stock and in May of 1999 to acquire 2,205 shares of Bancorp common stock and (ii) the stock option agreement of Dr. Rasmussen for the stock option that was granted to him in May of 1999 to acquire 2,205 shares of Bancorp stocks be amended to allow for their stock options to be exercised within 3 years of the date of cessation of their directorship, but not later that the original expiration date of their stock options which was 10 years from the date of grant of their stock options. Their stock option agreements currently provide that they must exercise their options within 90 days of the date they are no longer a director.

To facilitate the reduction in the size of the board of directors of the Bancorp, Mr. Golemon and Dr. Rasmussen along with other directors are retiring from the board of directors of the Bancorp effective the date of the 2001 annual meeting of the Bancorp. The Bancorp is thankful for their service to the Bancorp and deem it appropriate to extend the exercise period of their stock options and the stock options of any future retiring directors who have options under the Plans. A director to qualify as a retiring director must retire on a voluntary basis from the board of directors and have been a director of the Bancorp for three consecutive terms of one year each or the equivalent continuous time period.

REQUIRED APPROVAL OF SHAREHOLDERS

The amendment of the Plans and the stock options of Mr. Golemon and Dr. Rasmussen described above to extend the period from 90 days to three years for qualified retiring directors to exercise their stock options requires approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 3 FOR THE AMENDMENT OF THE 1997 AND 1999 WESTERN SIERRA STOCK OPTION PLANS AND CERTAIN DIRECTOR STOCK OPTIONS.

THE BOARD OF DIRECTORS AND COMMITTEES

The Bancorp's Board held ten meetings during 2000. None of the directors attended less than 75% of all Board meetings and committee meetings (of which they were a member) that were held in 2000.

In 2000, the Bancorp had a standing Audit Committee and a standing Executive Committee, but did not have a nominating committee.

The Audit Committee, which consisted of Messrs. Prescott, Jr. (Chairman), Bacchi, Helms, and Jahn, Dr. Rasmussen and Ms. Cook met six times in 2000. The purpose of the Audit Committee is to review all internal and external examination reports, the audited financial statements, review internal audit findings and monitor Year 2000 progress and to select the Bancorp's independent certified public accountants.

The Executive Committee, which consisted of Messrs. Bacchi (Chairman), Doyle, Golemon, Kleinert, Manz, Scariot, Seeba and Van Lente met 11 times in 2000. The purpose of the Executive Committee is to review policies, review human resource issues, grant stock options and approve other personnel matters which are in excess of management's authority, consider mergers and acquisitions, develop marketing programs and participate in strategic planning, and to make recommendations to the Board regarding nominees for election of directors.

AUDIT COMMITTEE REPORT

This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Exchange Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Bancorp specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

The Board has adopted a written charter for the audit committee which is attached as Appendix A to this proxy statement. Each of the audit committee members satisfies the definition of independent director as established in the Nasdaq listing standards. The audit committee has reviewed Bancorp's audited financial statements and discussed such statements with management. The audit committee has discussed with Perry-Smith LLP, the Bancorp's independent auditors during the year 2000, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

The audit committee received written disclosures and a letter from Perry-Smith LLP, required by Independence Standards Board Standard No. 1, and has discussed with them their independence from management. The audit committee has also considered whether the independent auditors' provision of other non-audit services is compatible with the auditors' independence.

Based on the review and discussions noted above, the audit committee recommended to the Board that the Bancorp's audited financial statements be included in the Bancorp's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

The audit committee has also confirmed that there have been no new circumstances or developments since their respective appointments to the audit committee that would impair any member's ability to act independently.

The Audit Committee

                  Harold Prescott, Chairman          John Helms
                  Charles Bacchi                     Howard Jahn
                  Barbara Cook                       Darol Rasmussen

DIRECTOR COMPENSATION

Outside directors receive $300 per month from the Bancorp for director fees and directors of each of the subsidiary banks receive $300 per month from the subsidiary banks on which they serve, for director fees, except the Chairman of the Board of the Bancorp, who receives $1,000 per month from the Bancorp, and the Chairmen/Co-Chairmen of the Boards of each of the subsidiary banks who receive $500 per month from the subsidiary banks on which they serve.

In November, 1996, each of the then directors of the Bancorp, other than Mr. Gall, was granted stock options to acquire 5,141 shares of Common Stock, all at an exercise price of $7.78 per share. The options are for a term of ten years expiring in November, 2006. These options were fully vested upon the grant.

In May, 1999, each of the directors of the Bancorp who was a director in 1998, other than Mr. Gall, was granted stock options to acquire 2,205 shares of Common Stock, all at an exercise price of $11.565 per share. The options are for a term of ten years expiring in May, 2009. These options were fully vested upon the grant.

During 2000, each of the directors of the Bancorp, other than Messrs. Gall and Seeba participated in Western Sierra Bancorp's incentive compensation plan and earned a bonus of $7,000 or a stock option grant of 1,000 shares for directors that served the entire year or 583 shares for directors that came on the Board during the year from Sentinel Community Bank. The directors that elected stock options grants were Messrs. Bacchi and Scariot, who each received a stock option grant of 1,000 shares and Messrs. Davis and Klein, who each received a stock option grant of 583 shares. These stock options were granted on February 22, 2001 with an exercise price of $11.50 per share.

EXECUTIVE OFFICERS

The following table sets forth information, as of March 1, 2001, concerning executive officers of the Bancorp:


                                                        POSITION AND PRINCIPAL OCCUPATION
       NAME                AGE                              FOR THE PAST FIVE YEARS
--------------------       ---     -----------------------------------------------------------------------------
Gary D. Gall               49      President and Chief Executive Officer of the Bancorp.

Kirk N. Dowdell            38      Executive Vice President and Chief Credit Officer of the Bancorp since May,
                                   1999, and Executive Vice President and Chief Credit Officer of Western
                                   Sierra National Bank since September, 1997. Former executive officer of
                                   Commerce Security Bank, Sacramento, California.

Lesa A. Fynes              42      Senior Vice President and Chief Financial Officer of Bancorp since August,
                                   1999 and Senior Vice President and Chief Financial Officer of Western
                                   Sierra National Bank since October, 1998. Former Controller of the Bancorp
                                   (1996-1999) and Controller of Western Sierra National Bank (1990-1998).

Douglas A. Nordell         52      President and Chief Executive Officer of Lake Community Bank since
                                   November, 1998. Former Executive Vice President and Chief Operating
                                   Officer of Roseville 1st National Bank (1994-1998).

Richard C. Seeba           62      Chief Operating Officer of the Bancorp since April 1998 and President and
                                   Chief Executive Officer of Western Sierra National Bank since June, 2000.
                                   Former President and Chief Executive Officer of Roseville 1st National Bank
                                   (1992-1999).

Thomas C. Warren           63       Senior Vice President/ Management Information Systems and Human Resources
                                   since August, 1999. Former Senior Vice President and Chief Financial
                                   Officer of the Bancorp from May to August of 1999. Former Senior Vice
                                   President and Chief Financial Officer of Roseville 1st National Bank
                                   (1996-1999).

Philip S. Wood             57      Corporate  secretary and Senior Vice President and Chief Administrative
                                   Officer of Bancorp. Former Executive Vice President and Chief Operating
                                   Officer of Sentinel Community Bank (1997-2000) and Former Vice President
                                   and Area Manager for ValliWide Bank (1996-1997).

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM COMPENSATION
                               ANNUAL COMPENSATION                                  ----------------------------
                                                                                           AWARDS      PAYOUTS
----------------------------------------------------------------------------------------------------------------------------------
                        (a)                 (b)        (c)        (d)     (e)          (f)       (g)      (h)        (i)
----------------------------------------------------------------------------------------------------------------------------------
                                                                         OTHER
                                                                         ANNUAL     RESTRICTED                     ALL OTHER
                                                                         COMPEN-      STOCK               LTIP      COMPEN-
                      NAME AND                       SALARY      BONUS   SATION      AWARD(S)  OPTIONS/  PAYOUTS    SATION
                 PRINCIPAL POSITION        YEAR        ($)        ($)    (1)($)        ($)      SARS(2)    ($)      (3)($)
----------------------------------------------------------------------------------------------------------------------------------
Gary D. Gall, President &                  2000     170,986    106,542     9,361         0      10,500       0       5,821
Chief Executive Officer of the Bancorp     ---------------------------------------------------------------------------------------
                                           1999     155,219     87,972    11,147         0      23,205       0      11,419
                                           ---------------------------------------------------------------------------------------
                                           1998     140,500    106,486    11,040         0           0       0       9,236
----------------------------------------------------------------------------------------------------------------------------------
Richard Seeba, Chief Operating Officer     2000     118,436     33,225     2,098         0       2,100       0      10,544
of the Bancorp, President &                ---------------------------------------------------------------------------------------
Chief Executive Officer of                 1999     119,428          -     1,014         0       5,513       0       2,291
Western Sierra National Bank               ---------------------------------------------------------------------------------------
                                           1998     105,000          -     4,800         0           0       0       3,150
----------------------------------------------------------------------------------------------------------------------------------
Kirk N. Dowdell, Executive Vice President  2000     117,172     37,852     9,564         0       1,575       0       3,262
and Chief Credit Officer of Bancorp and    ---------------------------------------------------------------------------------------
Western Sierra National Bank               1999     100,980     23,424     9,570         0       1,653       0       7,460
                                           ---------------------------------------------------------------------------------------
                                           1998      89,900      6,100     8,305         0           0       0       3,506
----------------------------------------------------------------------------------------------------------------------------------
Douglas Nordell, President and             2000     100,500     27,253     4,800         0       1,575       0         414
Chief Executive Officer of
Lake Community Bank
----------------------------------------------------------------------------------------------------------------------------------
Lesa A. Fynes, Senior Vice President       2000      76,476     25,229       180         0       1,575       0       2,034
and Chief Financial Officer of the Bancorp
and Western Sierra National Bank
----------------------------------------------------------------------------------------------------------------------------------

--------------------
(1) These amounts represent perquisites consisting of automobile allowance, country club fees, automobile allowance and family health insurance premiums as applicable to the executive officer.

(2) These amounts are adjusted for stock dividends. The Bancorp has no SARs.

(3) This amount represents the cost of premiums for life insurance and Western Sierra National Bank's contribution for the 401(k) Plan and ESOP, except for the amount of ESOP contributions for 2000 which have not been determined.

                             OPTION/SAR GRANTS TABLE
                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


-----------------------------------------------------------------------------------------------------------------------------------
                                                       INDIVIDUAL GRANTS(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           POTENTIAL REALIZABLE
                                                                                                             VALUE AT ASSUMED
                                                                                                           ANNUAL RATE OF STOCK
                                                                                                            PRICE APPRECIATION
                      OPTIONS/SARS     % OF TOTAL OPTIONS/SARS     EXERCISE OR                                FOR OPTION TERM
                         GRANTED        GRANTED TO EMPLOYEES       BASE PRICE         EXPIRATION                (10) YEARS
            NAME           (#)             IN FISCAL YEAR           ($/SHARE)            DATE             5%($)         10%($)
---------------------------------------------------------------------------------------------------------------------------------
Gary D. Gall              10,500              25.4                   $10.24         April 11, 2010        67,605        171,326
---------------------------------------------------------------------------------------------------------------------------------
Richard C. Seeba            2,100              5.1                   $10.24         April 11, 2010        13,521         34,265
---------------------------------------------------------------------------------------------------------------------------------
Kirk N. Dowdell             1,575              3.8                   $10.24         April 11, 2010        10,141         25,699
---------------------------------------------------------------------------------------------------------------------------------
Douglas A. Nordell          1,575              3.8                   $10.24         April 11, 2010        10,141         25,699
---------------------------------------------------------------------------------------------------------------------------------
Lesa A. Fynes               1,575              3.8                   $10.24         April 11, 2010        10,141         25,699
---------------------------------------------------------------------------------------------------------------------------------

--------------------
(1) The Bancorp has no SARs, and the number of options and exercise price are adjusted for stock dividends.


                 OPTION/SAR EXERCISES AND YEAR END VALUE TABLE
              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND YEAR END OPTION/SAR VALUE


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF UNEXERCISED
                           SHARES           VALUE            NUMBER OF UNEXERCISED               IN- THE-MONEY OPTIONS/
                          ACQUIRED         REALIZED      OPTIONS/SARS AT YEAR END (#)             SARS AT YEAR END ($)
       NAME            ON EXERCISE (#)       ($)         EXERCISABLE/UNEXERCISABLE(1)         EXERCISABLE/UNEXERCISABLE(1)
--------------------------------------------------------------------------------------------------------------------------------
Gary D. Gall                  0              N/A                50,343/29,017                       69,615/9,479
--------------------------------------------------------------------------------------------------------------------------------
Richard C. Seeba              0              N/A                  6,631/4,987                         20,785/860
--------------------------------------------------------------------------------------------------------------------------------
Kirk N. Dowdell               0              N/A                  6,797/3,707                          1,547/991
--------------------------------------------------------------------------------------------------------------------------------
Douglas A. Nordell            0              N/A                  1,638/3,244                            161/645
--------------------------------------------------------------------------------------------------------------------------------
Lesa A. Fynes                 0              N/A                  9,028/2,979                         16,718/970
--------------------------------------------------------------------------------------------------------------------------------

--------------------
(1)      The Bancorp has no SARs.

EMPLOYMENT CONTRACTS

On December 4, 1997, Western Sierra National Bank entered into an agreement with Mr. Gall to provide him with severance benefits of up to two years' worth of his regular compensation at the time of severance of employment in the event of (i) any merger or consolidation where Western Sierra National Bank is (A) not the surviving or resulting corporation or (B) the surviving corporation and the shareholders of Bancorp at the time immediately prior to such merger will own less than 50% of the voting equity interests of the surviving corporation after such merger, (ii) a transfer of all or substantially all of the assets of Western Sierra National Bank, or (iii) a sale of the equity securities of Bancorp representing more than 50% of the aggregate voting power of all outstanding equity securities of Bancorp to any person or entity, or any group of persons or entities acting in concert (any of these events shall be referred to as an "Acquisition"). The severance agreement is for a term of 5 years, and in the event of an Acquisition, if Mr. Gall is not given a new employment agreement that is satisfactory to him in his sole discretion within 15 days prior to the date of consummation of the Acquisition, then Western Sierra National Bank shall pay him the severance payment in a lump sum.

Mr. Gall also has a salary continuation agreement which provides that Western Sierra National Bank will pay him $142,500 per year for 15 years following his retirement from Western Sierra National Bank at age 65 or later ("Retirement Age"). In the event of disability while Mr. Gall is actively employed prior to Retirement Age, he will receive a benefit amount that is a percentage of the $142,500 per year for 15 years based on the vesting schedule below beginning at the earlier of the time when he reaches age 65 or the date on which he is no longer entitled to disability benefits provided by Western Sierra National Bank. In the event Mr. Gall dies while actively employed by Western Sierra National Bank prior to Retirement Age, his beneficiary will receive from Western Sierra National Bank a lump sum death benefit amount. In the event of termination with or without cause or voluntary termination, Mr. Gall shall receive a benefit amount that is a percentage of the $142,500 per year for 15 years based on the vesting schedule below for 15 years beginning with the month following the month in which Mr. Gall attains age 65 or beginning with the month following his death, if earlier. Mr. Gall may also elect to receive a benefit amount that is a percentage of the $142,500 per year for 15 years based on the vesting schedule below upon early retirement which is after at least 15 years of service beginning January 9, 1995. The vesting schedule is 5% per year of service for the first seventeen years beginning January 9, 1995, and decreases to an additional 3% per year of service for the last five years. Payment of salary continuation benefits to Mr. Gall is subject to his not working as an employee, independent contractor, or consultant of or for a branch of a financial institution located within a 15 mile radius of any branch of Western Sierra National Bank.

Mr. Seeba has an employment contract with Western Sierra National Bank as successor to Roseville 1st National Bank to serve as the Chief Executive Officer with a base salary of $110,000. The agreement further provides that Mr. Seeba shall be entitled to an annual bonus at the discretion of the board of directors, the use of an automobile, social membership benefits at the Granite Bay Golf Club, and health and vacation benefits. In the event of termination without cause Mr. Seeba shall be entitled to up to 24 months of his base monthly salary. The agreement expires on April 29, 2001, but is automatically renewed for a new two year term until Mr. Seeba reaches age 66.

Mr. Seeba also has a salary continuation agreement which provides that Western Sierra National Bank as successor to Roseville 1st National Bank will pay him $65,000 per year for 15 years following his retirement at age 66 or later. In the event of disability while Mr. Seeba is actively employed prior to age 66, he will receive a benefit amount that is determined by calculating a fixed annuity, payable in 15 annual installments, crediting interest on the unpaid balance of the accrual balance at an annual rate of 8.55%, compounded monthly. If Mr. Seeba dies while actively employed by Western Sierra National Bank prior to age 66, his beneficiary will receive from Western Sierra National Bank $65,000 per year for 15 years in 180 equal installments, commencing with the month following the date of death. In the event of early termination, Mr. Seeba will receive a benefit that is a percentage of the $65,000 per year amount for 15 years based on the vesting schedule. Benefits are paid in 180 equal installments payable the first day of each month, commencing with the month following attaining age 66. In the event of a change of control, Mr. Seeba will receive $65,000 per year for 15 years payable in 180 equal installments payable the first of each month, commencing the month following the change of control.

On December 4, 1997, Western Sierra National Bank entered into an agreement with Mr. Dowdell to provide him with severance benefits of up to two years' worth of his regular compensation at the time of severance of employment in the event of an Acquisition. The amount of the severance payment will be calculated as stated in the severance agreement and is determined by the total assets of Western Sierra National Bank at the time of the Acquisition. The severance agreement is for a term of 5 years, and in the event of an Acquisition, if Mr. Dowdell is not retained by the resulting corporation for at least one to two years in a position comparable to that of the highest level senior vice president of the resulting corporation or a position accepted by Mr. Dowdell, or the resulting corporation reduces his base salary from his base salary at the time of the Acquisition during the next one to two years following the Acquisition, then the resulting corporation shall pay him the severance payment in a lump sum.

Mr. Dowdell also has a salary continuation agreement which provides that Western Sierra National Bank will pay him $50,000 per year for 15 years following his retirement from Western Sierra National Bank at age 65 or later ("Retirement Age"). In the event of disability while Mr. Dowdell is actively employed prior to Retirement Age, he will receive a benefit amount that is a percentage of the $50,000 per year for 15 years based on the vesting schedule below beginning at the earlier of the time when he reaches age 65 or the date on which he is no longer entitled to disability benefits provided by Western Sierra National Bank. In the event Mr. Dowdell dies while actively employed by Western Sierra National Bank prior to Retirement Age, his beneficiary will receive from Western Sierra National Bank a lump sum death benefit amount. In the event of termination with or without cause or voluntary termination, Mr. Dowdell shall receive a benefit amount that is a percentage of the $50,000 per year for 15 years based on the vesting schedule below for 15 years beginning with the month following the month in which Mr. Dowdell attains age 65 or beginning with the month following his death, if earlier. The vesting schedule is 4% per year of service beginning January 1, 2000. In the event of any (i) merger, consolidation or reorganization of the Bancorp in which (A) the Bancorp does not survive or (B) the Bancorp survives with a resulting change in beneficial ownership of the Bancorp of more than 50% of the voting shares, (ii) sale of more than 50% of the beneficial ownership of the voting shares of the Bancorp to any person or group of persons acting in concert, or (iii) transfer or sale of more than 50% of the total market value of the assets of the Bancorp (any of these events shall be referred to as a "Bancorp Acquisition," Mr. Dowdell shall receive a lump sum at the time of the consummation of such transaction equal to the present value of the aggregate amount of the $50,000 per year being paid for a period of 15 years in 180 monthly installments beginning on the first day of the month following the consummation of such transaction discounted using the long term monthly Applicable Federal Rate at the time of the consummation of such transaction. The lump sum payment is reduced if such payment when aggregated with all other payments considered for purposes of calculating a parachute payment results in an excess parachute payment as defined under Section 280G of the Code. Payment of salary continuation benefits to Mr. Dowdell is subject to his not working as an employee, independent contractor, or consultant of or for a financial institution located within a 35 mile radius of the head office of Western Sierra National Bank with a period of three years from the date of termination of employment.

On June 8, 2000, Western Sierra National Bank entered into an agreement with Ms. Fynes to provide her with severance benefits of up to two years' worth of her regular compensation at the time of severance of employment in the event of an Acquisition. The amount of the severance payment will be equal to Ms. Fynes' monthly base salary at the time of severance times the number of months beginning from the time of severance to the end of the 2 year period following the Acquisition. The severance agreement is for a term expiring on April 30, 2002. In the event of an Acquisition, if Ms. Fynes is not retained by the resulting corporation for at least to two years in a position comparable to that of the highest level senior vice president of the resulting corporation, or the resulting corporation reduces her base salary from her base salary at the time of the Acquisition during the two years following the Acquisition, then the resulting corporation shall pay her the severance payment in a lump sum.

Ms. Lesa Fynes has a salary continuation agreement which provides that Western Sierra National Bank will pay her $50,000 per year for 15 years following her retirement from Western Sierra National Bank at age 65 or later ("Retirement Age"). In the event of disability while Ms. Fynes is actively employed prior to Retirement Age, she will receive a benefit amount that is a percentage of the $50,000 per year for 15 years based on the vesting schedule below beginning at the earlier of the time when she reaches age 65 or the date on which she is no longer entitled to disability benefits provided by Western Sierra National Bank. In the event Ms. Fynes dies while actively employed by Western Sierra National Bank prior to Retirement Age, her beneficiary will receive from Western Sierra National Bank a lump sum death benefit amount. In the event of termination with or without cause or voluntary termination, Ms. Fynes shall receive a benefit amount that is a percentage of the $50,000 per year for 15 years based on the vesting schedule below for 15 years beginning with the month following the month in which Ms. Fynes attains age 65 or beginning with the month following her death, if earlier. The vesting schedule is 5% per year of service for the first four years beginning January 1, 2000 and then 4% per year for the next 20 years. In the event of any Bancorp Acquisition, Ms. Fynes shall receive a lump sum at the time of the consummation of such transaction equal to the present value of the aggregate amount of the $50,000 per year being paid for a period of 15 years in 180 monthly installments beginning on the first day of the month following the consummation of such transaction discounted using the long term monthly Applicable Federal Rate at the time of the consummation of such transaction. The lump sum payment is reduced if such payment when aggregated with all other payments considered for purposes of calculating a parachute payment results in an excess parachute payment as defined under Section 280G of the Code. Payment of salary continuation benefits to Ms. Fynes is subject to her not working as an employee, independent contractor, or consultant of or for a financial institution located within a 35 mile radius of the head office of Western Sierra National Bank with a period of three years from the date of termination of employment.

REPORT OF THE BANK'S DIRECTORS REVIEW COMMITTEE ON EXECUTIVE COMPENSATION

COMPENSATION POLICIES. The Bancorp's Executive Committee consists of Messrs. Bacchi (Chairman), Doyle, Golemon, Kleinert, Manz, Scariot, Seeba, Van Lente and Gall (ex officio). The purpose of the Executive Committee is to review policies, review human resource issues, grant stock options and approve other personnel matters which are in excess of management's authority. The Executive Committee establishes the compensation plans and specific compensation levels of the Bancorp's Chief Executive Officer and other executive officers. The Executive Committee reviews its approach to executive compensation annually.

The Executive Committee believes that executive officer compensation should be closely aligned with the performance of the Bancorp on a short-term and long-term basis, and that such compensation should be structured to assist the Bancorp in attracting and retaining key executives critical to its long-term success. To that end, the Executive Committee's policy for compensation packages of executive officers consists of three components: (i) an annual base salary;
(ii) an annual incentive bonus based on the Bancorp's performance, and, in certain cases, individual performance as well; and (iii) stock option awards and salary continuation plans designed to link shareholder interests with those of executive management by providing long-term incentives to executive officers. The performance based aspects, items (ii) and (iii) above, are considered major elements of the overall compensation program.

EXECUTIVE OFFICER COMPENSATION.

BASE SALARY: The Executive Committee establishes a fixed base salary program for executive officers which is reviewed annually. In establishing base salaries, the Executive Committee considered salaries of comparably sized California bank holding companies. Executive officers may have their salaries adjusted from time to time as the size, complexity, and earnings of the bank holding companies change, in order to ensure that total compensation remains competitive.

ANNUAL INCENTIVES: The Executive Committee believes that incentives for officers are a key component for ensuring continued growth in shareholder value through increased earnings. Accordingly, executive officers earn bonuses based upon formulas approved by the Bancorp's board of directors.

All executive officers are entitled to participate in the Bancorp's 401KSOP program, but are subject to limitations on contributions and allocations as required by regulation.

LONG-TERM INCENTIVES: Long-term incentives are provided through the grant of stock options to certain employees of the Bancorp including executive officers. Stock options are granted at the market value prevailing on the date of grant and are intended to retain and motivate key management to improve the Bancorp's long-term shareholder value, as the options only have value if the market price of the underlying stock appreciates after the date granted.

A component of the Bancorp's 401KSOP recognizes and rewards employees for their efforts by making contributions to employees at the discretion of the Bancorp's board of directors.

CHIEF EXECUTIVE OFFICER COMPENSATION.

BASE SALARY: Mr. Gall is subject to the same annual salary review program as other executive officers of the Bancorp. As such, the Executive Committee targeted Mr. Gall's base salary at the competitive median for comparable sized California banks demonstrating comparable net earnings as taken from a variety of reliable sources. Mr. Gall's current base salary is believed reasonable by the Executive Committee based upon reference to competitive pay practices and the previously described compensation approach to executive officers. The Executive Committee believes that the performance based compensation program, as it related to the Chief Executive Officer, offers substantial additional compensation incentive to reward Mr. Gall for successful results.

PERFORMANCE BASED COMPENSATION: Mr. Gall is eligible to participate in the same short-term and long-term incentive plans as the other executive officers of the Bancorp. In addition, some terms of the bonus plan for the Chief Executive Officer are different than the other executive officers.

Pursuant to the provisions of the performance based compensation plan for the Chief Executive Officer, Mr. Gall was awarded a cash bonus resulting from the Bancorp's performance during 2000. In addition, Mr. Gall was granted options to purchase shares of Common Stock at the prevailing market value at the date of grant.

MEMBERS OF THE EXECUTIVE COMMITTEE.

Charles Bacchi (Chairman)        Kirk Doyle             Richard Golemon
Alan Kleinert                    Thomas Manz            Osvalsdo Scariot
Richard Seeba                    Howard Van Lente       Gary Gall (ex officio)

THE EXECUTIVE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Bacchi (Chairman), Doyle, Golemon, Kleinert, Manz, Scariot, Seeba, Van Lente and Gall (ex officio) served as members of the Executive Committee during 2000. Mr. Richard Seeba is the Chief Operating Officer of the Bancorp and the President and Chief Executive Officer of Western Sierra Bank. There are no Executive Committee interlocks between the Bancorp and other entities involving the Bancorp's executive officers or board members.

                   [WESTERN SIERRA BANCORP PERFORMANCE GRAPH]


                                                     Period Ending
                           --------------------------------------------------------------------------------
Index                      04/25/97 06/30/97 12/31/97 06/30/98 12/31/98 06/30/99 12/31/99 06/30/00 12/31/00
-----------------------------------------------------------------------------------------------------------
Western Sierra Bancorp       100.00   101.18   146.88   166.67   132.94   115.11   118.75    86.46    94.06
S&P 500                      100.00   116.09   128.38   151.12   165.03   185.46   199.76   198.91   181.56
SNL Western Bank Index       100.00   117.14   141.60   158.30   145.09   154.57   149.94   140.61   198.52

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The firm of Perry-Smith LLP served as independent certified public accountants for the Bancorp through the year 2000. The Bancorp has selected Perry-Smith LLP to serve as the Bancorp's independent certified public accountants for the year 2001. The Bancorp's board has determined the firm of Perry-Smith LLP to be fully independent of the operations of Bancorp.

Aggregate fees billed by Perry-Smith LLP to the Bancorp for the year ended 2000 are as follows:

           Audit fees                             $125,000
           All other fees                         $170,000

The Audit Committee of the Bancorp has considered the provision of nonaudit services provided by Perry-Smith LLP to be compatible with maintaining the independence of Perry-Smith LLP.

Perry-Smith LLP audited Bancorp's financial statements for the year ended December 31, 2000. It is anticipated that a representative of Perry-Smith LLP will be present at the meeting and will be available to respond to appropriate questions from shareholders at the meeting.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some of the Bancorp's directors and executive officers and their immediate families as well as the companies with which they are associated are customers of, or have had banking transactions with the Banks in the ordinary course of business, and the Banks expect to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features.

On January 31, 2000, the Bancorp signed a note with the O. I. or Linda Scariot Revocable Living Trust dated March 19, 1992 which provided a loan of $500,000 to the Bancorp. The stated interest rate was 8%, and the note was due on February 1, 2001. As of December 31, 2000, $500,000 was outstanding, and the note was repaid on February 1, 2001. On February 27, 2001 the Bancorp signed a note with the O. I. or Linda Scariot Revocable Living Trust dated March 19, 1992 for a revolving line of credit for up to $750,000 with interest at 8% per annum and due on March 1, 2002. Mr. O. I. Scariot is a member of the Board.

                              SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Bancorp's 2002 Annual Meeting of Shareholders is January 22, 2002.

                                  OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

                                                  WESTERN SIERRA BANCORP




Dated: May 21, 2001                               Philip S. Wood, Secretary

The Annual Report to Shareholders for the fiscal year ended December 31, 2000 is being mailed concurrently with this Proxy Statement to all shareholders of record as of May 1, 2000.

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

IN ORDER TO PROVIDE ADEQUATE MEETING ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

A COPY OF THE BANCORP'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO MS. LESA FYNES, SENIOR VICE PRESIDENT/CHIEF FINANCIAL OFFICER AT 3550 COUNTRY CLUB DRIVE, CAMERON PARK, CALIFORNIA 95682.

                                   APPENDIX A

                             WESTERN SIERRA BANCORP
                             AUDIT COMMITTEE CHARTER


ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgement as a committee member.

STATE OF POLICY

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

RESPONSIBILITIES

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

- Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

- Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

- Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

- Review the internal audit function of the corporation including the independence and authority of its reporting obligation, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

- Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for the deviations from the original plan.

- Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

- Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

- Review accounting and financial human resources and succession planning within the company.

- Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with the board of directors.

- Investigate any matter brought to its attention with the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

Approved board of directors meeting, June 22, 2000.

                                      PROXY

                             WESTERN SIERRA BANCORP


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Messrs. William Fisher, Chuck Bacchi and Harold Prescott and each of them as proxyholders with full power of substitution, to represent, vote and act with respect to all shares of common stock of Western Sierra Bancorp (the "Bancorp") which the undersigned would be entitled to vote at the meeting of shareholders to be held on June 21, 2001 at 5:30 p.m., at the Cameron Park Country Club, 3201 Royal Drive, Cameron Park, California or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

1. Amendment of the bylaws of the Bancorp to reduce the range of directors from 11 to 21 directors to 8 to 11 directors.

                   FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

2.   Election of eleven (11) persons to be directors.

                   Charles W. Bacchi           Alan J. Kleinert
                   Barbara L. Cook             Thomas Manz
                   Lary A. Davis               Howard S. Prescott, Jr.
                   William J. Fisher           Osvaldo I. Scariot
                   Gary D. Gall                Richard C. Seeba
                   Howard Jahn

     [ ] FOR ALL NOMINEES LISTED ABOVE         [ ] WITHHOLD AUTHORITY
         (Except as marked to the contrary below)

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space below.)

--------------------------------------------------------------------------------

3. Amendment to the 1999 and 1997 Western Sierra Bancorp Stock Option Plans and certain stock options of existing directors to extend the period from 90 days to three years that a director may exercise his or her stock option after ceasing to be a director.

                   FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

4. Transaction of such other business as may properly come before the meeting and any adjournments or adjournments thereof.

                           PLEASE SIGN AND DATE BELOW


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE PROPOSALS. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO THE MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

                   [ ] I DO      [ ] I DO NOT EXPECT TO ATTEND THE MEETING.



                                            ------------------------------------
                                                    (Number of Shares)



                                            ------------------------------------
                                                  (Please Print Your Name)



                                            ------------------------------------
                                                  (Please Print Your Name)



                                            ------------------------------------
                                                         (Date)



                                            ------------------------------------
                                                 (Signature of Shareholder)



                                            ------------------------------------
                                                 (Signature of Shareholder)



                                            ------------------------------------
                                                     (Email Address)

THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE BANCORP A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.